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                                                                    EXHIBIT 10.9

                  EVANS SYSTEMS, INC./J.L EVANS, SR. AGREEMENT

     THIS EVANS SYSTEMS, INC/J.L. EVANS, SR. AGREEMENT (this "Agreement") is made as of June __, 2002, by and among Evans Systems, Inc., a Texas corporation (the "Company"), J.L. Evans, Sr., a Texas Resident ("Evans"), and Cain, Smith & Strong, L.P., a Delaware general partnership ("CSS").

                                    RECITALS

     WHEREAS, CSS has agreed to assist the Company in restructuring certain of the Company's secured and unsecured indebtedness (the "Restructuring") for certain consideration;

     WHEREAS, the Restructuring is being effectuated through the agreements listed on Exhibit A attached hereto (the "Restructuring Agreements");

     WHEREAS, as a condition to the Restructuring, CSS is requiring that the Company cause the cancellation of all outstanding unvested options to acquire capital stock of the Company (the "Options");

     WHEREAS, as a further condition to the Restructuring, CSS is also requiring that Evans (i) release certain lien against property of the Company, as evidence by UCC-1 Financing Statements, copies of which are attached hereto as Exhibit B (the "Financing Statement"), and (ii) agree to cancel all of his outstanding options, whether vested or unvested, to acquire capital stock of the Company (the "Evans Options") in consideration for warrants to purchase 175,000 shares of common stock, par value $.01 per share, of the Company at a per share exercise price of $.05 ("Evans Warrants");

     WHEREAS, the Company and Evans each desire to facilitate the Restructuring by agreeing to the terms set forth in these Recitals and as otherwise set forth in this Agreement;

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

     1. Cancellation of Options.

     (a) Company Options. Subject to and effective upon the closing of the transactions contemplated by the Restructuring Agreement, the Company hereby agrees to cause the cancellation of the Options and to provide CSS written evidence of the same in form and substance satisfactory to CSS in its sole and absolute discretion. The Company hereby represents and warrants that Exhibit C attached hereto contains a complete and accurate list of the Options.

     (b) Evans Options. Subject to and effective upon the issuance of the Evans Warrant and the closing of the transactions contemplated by the Restructuring Agreement, Evans hereby agrees to the cancellation of the Evans Options and that no further action on the part of the Company or Evans is required to evidence such cancellation. Evans hereby represents and warrants that Exhibit D attached hereto contains a complete and accurate list of the Evans Options.

     2. Evans Warrants. Subject to the terms and conditions of this Agreement, the Company hereby agrees to issue the Evans Warrants to Evans in consideration for Evans' agreement to cancel the Evans Options, which Warrants shall be in the form attached hereto as Exhibit E.
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     3. Release of Liens. Subject to the terms and conditions of this Agreement,
Evans hereby agrees to release liens evidenced by the Financing Statement and to take such further action as the Company or CSS shall request to carry into effect the terms of this Section.

     4. Expenses. Upon the effectiveness of the transactions contemplated by the Restructuring, the Company hereby agrees to reimburse CSS for all fees (including legal and accounting fees), out-of-pocket expenses and costs incurred by CSS in connection with the negotiation, preparation, documentation and execution of this Agreement, the Restructuring Agreements and the transactions thereby.

     5. Board Designees. Upon the effectiveness of the transactions contemplated by the Restructuring, the Board of Directors of the Company shall cause all but two of the Company's Directors to resign and shall have adopted a proposal to fill the vacancies created by such resignations with two persons designated by CSS.

     6. Miscellaneous.

          (a) Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          (b) Governing Law. This Agreement and the transactions contemplated hereunder shall be governed by and construed under the laws of the State of Texas as applied to agreements among Texas residents entered into and to be performed entirely within Texas. The parties hereto agree to waive all rights they may otherwise have to trial by jury in connection with any action, suit or proceeding brought to enforce or defend any rights or remedies arising under or relating to this Agreement and the agreements and transactions contemplated hereby, whether grounded in tort, contract or otherwise.

          (c) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (d) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          (e) Notices. All notices, reports to be provided under Section 4.1, and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid; (b) upon delivery, if delivered by hand;
     (c) one (1) business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid; or (d) one (1) business day after the business day of facsimile transmission (with confirmation), if delivered by facsimile transmission and provided that a copy is sent by first class mail, postage prepaid, and shall be addressed
     (i) if to CSS, at CSS' address or facsimile number as set forth on the signature page to this Agreement, (ii) if to the Company, at the address or facsimile number of the Company's principal corporate offices, or at such other address as a party may designate by ten (10) days' advance written notice to the other party pursuant to the provisions above, and (iii)

                                       2
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     if to Evans, at Evan's address or facsimile number set forth on the signature page to this Agreement.

          (f) Amendment and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company, CSS and Evans.

          (g) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          (h) Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

          (i) Survival of Warranties. The warranties, representations and covenants of the Company and Evans contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of CSS.

          (j) Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the Restructuring Agreements or agreements contemplated thereby, the prevailing party shall be entitled to reasonable attorneys' fees, costs, and disbursements in addition to any other relief to which such party may be entitled.

     7. Indemnification. CSS hereby agrees to indemnify each of the members of the Board of Directors of the Company existing immediately prior to the execution of this Agreement (the "Indemnitees") against and agrees to hold each Indemnitee harmless from any and all damage, loss, liability, penalty, assessment, settlement and judgment incurred or suffered by any such Indemnitee arising out of the Company's failure to pay the $580,000 gas taxes currently owed to the State of Texas (or governmental agency thereof), up to a maximum of $500,000.

                                       3
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         The parties have executed this Agreement as of the date first above written.

COMPANY:                        EVANS SYSTEMS, INC.



                                By:
                                   -----------------------------------
                                Name:
                                     ---------------------------------
                                Title:
                                      --------------------------------



CSS:                            CAIN, SMITH & STRONG, L.P.



                                By:
                                   -----------------------------------
                                Name:
                                     ---------------------------------
                                Title:
                                      --------------------------------
                                Address:
                                        ------------------------------



EVANS:                          J.L. EVANS, Sr.





                                Address:
                                        ------------------------------

                                        ------------------------------

                                        ------------------------------

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                                   EXHIBIT A

                            RESTRUCTURING AGREEMENTS

1.   Amendment to Loan Agreement and Modification of Note (CSS/ESI).

2.   Notice of Entire Agreement (JPMorgan/ESI).

3.   Note (JPMorgan/ESI).

4.   Release of Claims (ESI Entities/Evans).

5.   Assignment of Notes and Liens (JPMorgan/ESI).

6.   Warrant to Purchase 4,000,00 Shares of ESI Common Stock.

7.   Common Stock Purchase Agreement (Mauritz & Couey/ESI).

8.   Registration Rights Agreement (ESI/Various Holders).

9.   Evans Systems, Inc./J.L. Evans Agreement.

10. Each of the documents contemplated by the documents described in paragraphs 1-9 above.

                                      A-1
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                                   EXHIBITS

                                    Omitted




                                      B-1